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                            HARTFORD SELECT LEADERS
                             SEPARATE ACCOUNT THREE
                        HARTFORD LIFE INSURANCE COMPANY

     SUPPLEMENT DATED JANUARY 25, 2002 TO THE PROSPECTUS DATED MAY 1, 2001

This supplement corrects certain typographical errors in the prospectus.

On the first page of the prospectus, the first sentence of the second paragraph is deleted and replaced with the following:

"Hartford Select Leaders variable annuity is a contract between you and Hartford Life Insurance Company where you agree to make at least one Premium Payment to us and we agree to make a series of Annuity Payouts at a later date."

In the Section entitled "Definitions", the definition for "Hartford, we or our" is deleted and replaced with the following:

"Hartford Life Insurance Company. Only Hartford is a capitalized term in the prospectus."

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-3582
333-35000